SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2014

Clixster Mobile Group Inc.

(Formerly known as China Media Group Corporation)

(Exact name of registrant as specified in its charter)

Texas 5813 75-3016844

(State or other (Commission File (I.R.S Employer

jurisdiction of incorporation) Number) Identification No.)

No.3 Jalan Sri Hartamas 7, Taman Sri Hartamas

50480 Kuala Lumpur, Malaysia n/a

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Tel: +601 122112211

Fax: +603 27262640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The Board of Directors of China Media Group Corporation adopted an amendment to its Certificate of Incorporation changing its name to Clixster Mobile Group Inc. effective April 3, 2014. The Company filed a Certificate of Amendment to the Certificate of Incorporation with the Texas Secretary of State implementing a change in the Company's name. A copy of the amendment to the Certificate of Incorporation is filed as Exhibit 99.1 hereto. The amendment had been previously approved by stockholders.

In connection with the name change, the Company's common stock, which traded under the ticker symbol "CHMD", will remain trading under the current ticker symbol.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clixster Mobile Group Inc.

(Formerly known as China Media Group Corporation)

/s/ Noor Azlan Khamis

Noor Azlan Khamis

Chief Executive Officer

Date: April 7, 2014